UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2025

AMERICAN CLEAN RESOURCES GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-14319	84-0991764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12567 West Cedar Drive, Suite 104, Lakewood, CO 80228-2039

(Address of principal executive offices)

1.720.458.1124

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 par value	ACRG	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2025, American Clean Resources Group, Inc. (“ACRG” or the “Company”) announced the appointment of three fractional executive officers to advance the Company’s energy, industrial, and commercialization roadmap:

Michael (“Mike”) Raabe — Chief Operating Officer (fractional). A seasoned operations executive with 20+ years at Leidos, Lockheed Martin, Raytheon, and Ryder. As a Vice President at Leidos, Raabe led the Climate, Energy & Environment Division, delivering energy research, environmental protection and remediation, and climate action planning. He also directed the Antarctic Support Division for U.S. operations in Antarctica, New Zealand, Chile, and the Southern Oceans. Raabe has led large global programs, optimized complex supply chains, and delivered measurable results across federal and commercial clients.

C. Derek Campbell — Chief Strategy Officer (fractional). An experienced senior executive and strategic advisor across energy, natural resources, infrastructure, and security & defense. Campbell serves as the Executive Chairman for both LVC Global Holdings and AlphaSierra One. He is also an Executive Director of Seneca Commodities-Zambia. A retired U.S. Marine Corps Reserve Colonel with operational service in Iraq, Afghanistan, and South Sudan, he brings governance experience and expertise in asset optimization, international expansion, and mission-critical risk management.

Kelly Marshall — Chief Marketing Officer (fractional). A marketing leader with 20+ years building brands and demand in complex markets. Marshall spent the last seven years in-house as CMO across multiple energy-sector companies under a single holding company and previously founded Denver-based Marshall Creative LLC and a product company she later sold. Her agency background includes VP, Creative Director at RJC Advertising (NM) with prior roles in Los Angeles, Washington, D.C., Albuquerque, and Denver.

Cautionary Statement Regarding Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which ACRG operates, management’s beliefs and assumptions made by management. Such statements involve uncertainties that could significantly impact ACRG’s financial results. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address events or developments that we expect or anticipate will occur in the future — including statements relating to job creation and economic growth, development, industrial production, and general conditions in the geographic areas — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. ACRG undertakes no duty to update any forward-looking statements appearing in this release.

Exhibit No.	Description
99.1	Press Release, dated August 18, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CLEAN RESOURCES GROUP, INC.

Date: August 22, 2025	By:	/s/ Tawana Bain
Tawana Bain
Chief Executive Officer

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